UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  ) Filed by the Registrant ☒ Filed by a party other than the Registrant  ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 FRONTIER GROUP HOLDINGS, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! FRONTIER GROUP HOLDINGS, INC. 4545 AIRPORT WAY DENVER, CO 80239 FRONTIER GROUP HOLDINGS, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM EDT You invested in FRONTIER GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2023. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.proxyvote.com Control # V06819-P86064 Get informed before you vote View the Notice and Proxy Statement, Annual Report on Form 10-K and Form of Proxy online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 25, 2023 10:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/ULCC2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.proxyvote.com Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V06820-P86064 1. Election of Class II Directors Nominees: 1c. Michael R. MacDonald 1a. Andrew S. Broderick 1d. Alejandro D. Wolff 1b. Bernard L. Han 2. To ratify the appointment, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023; and 3. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. NOTE: The named proxies are authorized to transact such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. For For For For For For